Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
13.  SUBSEQUENT EVENTS

Effective February 12, 2014, Anthony R. Chase resigned as a director of WES GP due to his appointment to the board of directors of Anadarko. In connection with his resignation and in recognition of his service, WES GP’s board of directors accelerated the vesting of 1,280 phantom units held by Mr. Chase. Also effective February 12, 2014, Steven D. Arnold was appointed to the WES GP’s board of directors as an independent director and member of the audit committee and special committee of WES GP’s board of directors.
On February 26, 2014, WES entered into a five-year senior unsecured revolving credit agreement (the “2014 WES RCF”), amending and restating the WES RCF, which was originally entered into in March 2011 and had an outstanding balance of $60.0 million immediately prior to closing on the 2014 WES RCF. The aggregate initial commitments of the 2014 WES RCF lenders are $1.2 billion and are expandable to a maximum of $1.5 billion. The 2014 WES RCF matures on February 26, 2019, and bears interest at LIBOR, plus applicable margins ranging from 0.975% to 1.45%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.5%, or (c) LIBOR plus 1%, in each case plus applicable margins currently ranging from zero to 0.45%, based on WES’s senior unsecured debt rating. WES is required to pay a quarterly facility fee ranging from 0.15% to 0.30% of the commitment amount (whether used or unused), also based upon its senior unsecured debt rating. As of February 26, 2014, there was $60.0 million outstanding on the 2014 RCF, drawn to repay amounts that were outstanding on the RCF upon WES entering into the 2014 RCF.
Refer to Note 2 for a description of the TEFR Interests acquisition on March 3, 2014. In connection with the TEFR Interests acquisition, WES GP and another wholly owned subsidiary of Anadarko entered into an indemnification agreement (the “TEFR Indemnification Agreement”) whereby such subsidiary will indemnify WES GP for any recourse liability it may have for 2014 WES RCF borrowings, or other debt financing, attributable to the TEFR Interests acquisition. WES GP and WGRI also amended and restated the existing indemnity agreement between them (as discussed in Note 11) to reduce the amount for which WGRI would indemnify WES GP by an amount equal to any amounts payable to WES GP under the TEFR Indemnification Agreement. WES GP and another wholly owned subsidiary of Anadarko also amended and restated the 2013 Indemnification Agreement (as discussed in Note 11) primarily to conform language among all the indemnity agreements with WES GP.